Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2021

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of July 27, 2021, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Second-Quarter 2021 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2021

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2021	4
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2021	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Six Months Ended June 30, 2021	11
Loss and Loss Expense Analysis – Three Months Ended June 30, 2021	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Second-Quarter 2021 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Second-Quarter 2021 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2021

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$3,104	$—	$—	$—	$3,104
Life	—	—	185	—	—	185
Premiums ceded	—	(115)	(37)	—	—	(152)
Total earned premium	—	2,989	148	—	—	3,137
Investment income, net of expenses	43	223	83	—	—	349
Investment gains and losses, net	405	615	4	—	—	1,024
Fee revenues	—	5	2	—	—	7
Other revenues	8	2	—	3	(8)	5
Total revenues	$456	$3,834	$237	$3	$(8)	$4,522

Benefits & expenses
Losses & contract holders' benefits	$—	$1,781	$207	$—	$—	$1,988
Reinsurance recoveries	—	(28)	(42)	—	—	(70)
Underwriting, acquisition and insurance expenses	—	887	42	—	—	929
Interest expense	26	—	—	—	—	26
Other operating expenses	16	—	—	1	(8)	9
Total expenses	$42	$2,640	$207	$1	$(8)	$2,882

Income before income taxes	$414	$1,194	$30	$2	$—	$1,640

Provision for income taxes
Current operating income (loss)	$(88)	$(22)	$6	$—	$—	$(104)
Capital gains/losses	85	129	1	—	—	215
Deferred	86	121	(1)	—	—	206
Total provision for income taxes	$83	$228	$6	$—	$—	$317

Net income - current year	$331	$966	$24	$2	$—	$1,323

Net income (loss) - prior year	$(111)	$(207)	$(1)	$2	$—	$(317)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2021 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2021

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,574	$—	$—	$—	$1,574
Life	—	—	98	—	—	98
Premiums ceded	—	(60)	(19)	—	—	(79)
Total earned premium	—	1,514	79	—	—	1,593
Investment income, net of expenses	22	111	42	—	—	175
Investment gains and losses, net	232	284	4	—	—	520
Fee revenues	—	3	1	—	—	4
Other revenues	4	1	—	2	(4)	3
Total revenues	$258	$1,913	$126	$2	$(4)	$2,295

Benefits & expenses
Losses & contract holders' benefits	$—	$835	$100	$—	$—	$935
Reinsurance recoveries	—	(5)	(15)	—	—	(20)
Underwriting, acquisition and insurance expenses	—	466	24	—	—	490
Interest expense	13	—	—	—	—	13
Other operating expenses	9	—	—	—	(4)	5
Total expenses	$22	$1,296	$109	$—	$(4)	$1,423

Income before income taxes	$236	$617	$17	$2	$—	$872

Provision for income taxes
Current operating income (loss)	$(48)	$11	$3	$—	$—	$(34)
Capital gains/losses	49	59	1	—	—	109
Deferred	48	47	(1)	—	—	94
Total provision for income taxes	$49	$117	$3	$—	$—	$169

Net income - current year	$187	$500	$14	$2	$—	$703

Net income - prior year	$377	$518	$12	$2	$—	$909
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year losses greater than $5 million			$38	$5	$10	$21	$19	$—	$43	$19		$40		$50
Current accident year losses $1 million - $5 million			51	31	52	46	53	50	82	103		149		202
Large loss prior accident year reserve development			13	24	13	(3)	7	26	37	33		30		42
Total large losses incurred			$102	$60	$75	$64	$79	$76	$162	$155		$219		$294
Losses incurred but not reported			(37)	102	60	38	134	79	65	213		251		310
Other losses excluding catastrophe losses			577	451	454	550	409	496	1,028	905		1,455		1,909
Catastrophe losses			56	150	58	261	226	123	206	349		611		670
Total losses incurred			$698	$763	$647	$913	$848	$774	$1,461	$1,622		$2,536		$3,183
Commercial Lines
Current accident year losses greater than $5 million			$38	$5	$10	$21	$19	$—	$43	$19		$40		$50
Current accident year losses $1 million - $5 million			29	26	35	20	45	36	55	81		100		135
Large loss prior accident year reserve development			14	26	10	(1)	5	22	40	27		27		36
Total large losses incurred			$81	$57	$55	$40	$69	$58	$138	$127		$167		$221
Losses incurred but not reported			(34)	39	50	60	72	58	5	130		190		240
Other losses excluding catastrophe losses			326	261	255	287	233	298	587	531		817		1,073
Catastrophe losses			27	35	23	125	119	82	62	201		327		350
Total losses incurred			$400	$392	$383	$512	$493	$496	$792	$989		$1,501		$1,884
Personal Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1 million - $5 million			15	4	16	21	8	12	19	20		42		59
Large loss prior accident year reserve development			(2)	(1)	2	(2)	2	5	(3)	7		4		6
Total large losses incurred			$13	$3	$18	$19	$10	$17	$16	$27		$46		$65
Losses incurred but not reported			(4)	41	(1)	(24)	41	24	37	65		41		39
Other losses excluding catastrophe losses			158	130	134	156	105	127	288	232		388		523
Catastrophe losses			39	74	8	81	89	38	113	127		208		216
Total losses incurred			$206	$248	$159	$232	$245	$206	$454	$451		$683		$843
Excess & Surplus Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1 million - $5 million			7	1	1	5	—	2	8	2		7		8
Large loss prior accident year reserve development			1	(1)	1	—	—	(1)	—	(1)		(1)		—
Total large losses incurred			$8	$—	$2	$5	$—	$1	$8	$1		$6		$8
Losses incurred but not reported			1	22	11	2	21	(3)	23	18		20		31
Other losses excluding catastrophe losses			34	15	21	24	20	29	49	50		74		95
Catastrophe losses			—	1	—	1	3	1	1	3		4		5
Total losses incurred			$43	$38	$34	$32	$44	$28	$81	$72		$104		$139
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year losses greater than $5 million			2.5%	0.3%	0.7%	1.5%	1.4%	—%	1.4%	0.7%		0.9%		0.9%
Current accident year losses $1 million - $5 million			3.4	2.2	3.6	3.2	3.7	3.6	2.8	3.7		3.5		3.6
Large loss prior accident year reserve development			0.9	1.6	0.9	(0.3)	0.5	1.9	1.2	1.2		0.8		0.7
Total large loss ratio			6.8%	4.1%	5.2%	4.4%	5.6%	5.5%	5.4%	5.6%		5.2%		5.2%
Losses incurred but not reported			(2.4)	6.9	4.1	2.6	9.6	5.7	2.2	7.6		5.9		5.5
Other losses excluding catastrophe losses			38.0	30.5	31.3	38.0	29.2	35.6	34.4	32.4		34.3		33.4
Catastrophe losses			3.7	10.2	4.0	18.0	16.1	8.9	6.9	12.5		14.4		11.8
Total loss ratio			46.1%	51.7%	44.6%	63.0%	60.5%	55.7%	48.9%	58.1%		59.8%		55.9%
Commercial Lines
Current accident year losses greater than $5 million			4.2%	0.6%	1.1%	2.5%	2.2%	—%	2.4%	1.1%		1.5%		1.4%
Current accident year losses $1 million - $5 million			3.2	2.9	4.0	2.3	5.1	4.1	3.1	4.6		3.9		4.0
Large loss prior accident year reserve development			1.4	3.0	1.1	(0.2)	0.6	2.6	2.2	1.6		1.0		1.0
Total large loss ratio			8.8%	6.5%	6.2%	4.6%	7.9%	6.7%	7.7%	7.3%		6.4%		6.4%
Losses incurred but not reported			(3.6)	4.3	5.7	6.9	8.3	6.8	0.3	7.5		7.3		6.9
Other losses excluding catastrophe losses			35.7	29.4	29.0	33.1	26.8	34.5	32.6	30.7		31.5		30.8
Catastrophe losses			3.0	4.0	2.7	14.5	13.6	9.5	3.5	11.6		12.6		10.1
Total loss ratio			43.9%	44.2%	43.6%	59.1%	56.6%	57.5%	44.1%	57.1%		57.8%		54.2%
Personal Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1 million - $5 million			4.0	1.2	4.4	5.8	2.3	3.5	2.5	2.9		3.8		4.0
Large loss prior accident year reserve development			(0.5)	(0.3)	0.6	(0.7)	0.5	1.3	(0.3)	0.9		0.4		0.4
Total large loss ratio			3.5%	0.9%	5.0%	5.1%	2.8%	4.8%	2.2%	3.8%		4.2%		4.4%
Losses incurred but not reported			(1.1)	11.0	(0.3)	(6.6)	11.3	6.6	4.9	8.9		3.7		2.7
Other losses excluding catastrophe losses			41.4	34.4	36.0	42.5	28.8	35.3	37.9	32.2		35.6		35.8
Catastrophe losses			10.3	19.6	2.1	22.1	24.6	10.5	14.9	17.5		19.1		14.7
Total loss ratio			54.1%	65.9%	42.8%	63.1%	67.5%	57.2%	59.9%	62.4%		62.6%		57.6%
Excess & Surplus Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1 million - $5 million			7.5	1.2	1.1	6.4	—	2.6	4.5	1.3		3.0		2.5
Large loss prior accident year reserve development			1.3	(1.7)	1.2	0.1	0.1	(1.5)	(0.2)	(0.7)		(0.4)		—
Total large loss ratio			8.8%	(0.5)%	2.3%	6.5%	0.1%	1.1%	4.3%	0.6%		2.6%		2.5%
Losses incurred but not reported			0.8	24.8	12.6	2.6	27.2	(4.4)	12.3	11.3		8.4		9.5
Other losses excluding catastrophe losses			35.0	17.8	24.3	29.5	25.8	37.8	26.8	31.9		31.0		29.3
Catastrophe losses			0.4	1.0	0.4	1.2	3.3	0.9	0.7	2.1		1.8		1.4
Total loss ratio			45.0%	43.1%	39.6%	39.8%	56.4%	35.4%	44.1%	45.9%		43.8%		42.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year reported losses greater than $5 million			6	1	2	2	2	—	7	2		5		7
Current accident year reported losses $1 million - $5 million			35	24	37	34	28	27	59	55		85		117
Prior accident year reported losses on large losses			12	20	14	13	9	20	32	27		41		49
Non-Catastrophe reported losses on large losses total			53	45	53	49	39	47	98	84		131		173
Commercial Lines
Current accident year reported losses greater than $5 million			6	1	2	2	2	—	7	2		5		7
Current accident year reported losses $1 million - $5 million			19	20	26	19	24	17	39	41		57		79
Prior accident year reported losses on large losses			8	18	11	12	8	17	26	23		36		41
Non-Catastrophe reported losses on large losses total			33	39	39	33	34	34	72	66		98		127
Personal Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1 million - $5 million			11	3	10	9	4	8	14	12		21		31
Prior accident year reported losses on large losses			1	2	2	—	—	3	3	3		3		5
Non-Catastrophe reported losses on large losses total			12	5	12	9	4	11	17	15		24		36
Excess & Surplus Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1 million - $5 million			5	1	1	6	—	2	6	2		7		7
Prior accident year reported losses on large losses			3	—	1	1	1	—	3	1		2		3
Non-Catastrophe reported losses on large losses total			8	1	2	7	1	2	9	3		9		10
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Commercial casualty:
Written premiums			$338	$363	$287	$269	$308	$341	$701	$649		$918		$1,205
Year over year change %- written premium			10%	6%	7%	2%	4%	13%	8%	8%		6%		7%
Earned premiums			$312	$303	$297	$290	$289	$289	$615	$577		$868		$1,165
Current accident year before catastrophe losses			61.5%	64.5%	64.5%	63.1%	62.6%	65.8%	63.0%	64.1%		63.8%		64.0%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(8.3)	(2.2)	(6.1)	(3.2)	(7.5)	(1.6)	(5.3)	(4.5)		(4.1)		(4.6)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			53.2%	62.3%	58.4%	59.9%	55.1%	64.2%	57.7%	59.6%		59.7%		59.4%
Commercial property:
Written premiums			$275	$267	$246	$252	$260	$261	$542	$521		$773		$1,019
Year over year change %- written premium			6%	2%	—%	3%	5%	6%	4%	5%		5%		3%
Earned premiums			$259	$253	$255	$252	$254	$249	$512	$504		$755		$1,010
Current accident year before catastrophe losses			47.3%	53.8%	52.9%	53.0%	50.9%	47.8%	50.5%	49.4%		50.6%		51.2%
Current accident year catastrophe losses			14.0	20.0	13.2	50.5	48.5	34.2	16.9	41.4		44.4		36.5
Prior accident years before catastrophe losses			(1.1)	(2.0)	(2.4)	(1.3)	1.9	0.7	(1.5)	1.3		0.5		(0.3)
Prior accident years catastrophe losses			(3.8)	(6.3)	(2.5)	0.3	(2.0)	(1.1)	(5.0)	(1.6)		(1.0)		(1.3)
Total loss and loss expense ratio			56.4%	65.5%	61.2%	102.5%	99.3%	81.6%	60.9%	90.5%		94.5%		86.1%
Commercial auto:
Written premiums			$216	$223	$179	$171	$205	$208	$439	$413		$584		$763
Year over year change %- written premium			5%	7%	2%	(3)%	5%	11%	6%	8%		4%		4%
Earned premiums			$198	$193	$192	$189	$189	$185	$391	$374		$563		$755
Current accident year before catastrophe losses			63.0%	63.1%	57.1%	56.2%	64.2%	70.9%	63.0%	67.5%		63.7%		62.1%
Current accident year catastrophe losses			1.5	1.6	—	0.4	2.2	1.2	1.6	1.7		1.3		0.9
Prior accident years before catastrophe losses			(6.0)	(12.4)	1.4	5.5	(1.1)	3.3	(9.2)	1.1		2.5		2.3
Prior accident years catastrophe losses			(0.2)	(0.3)	—	(0.1)	—	(0.2)	(0.2)	(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio			58.3%	52.0%	58.5%	62.0%	65.3%	75.2%	55.2%	70.2%		67.4%		65.2%
Workers' compensation:
Written premiums			$69	$88	$58	$51	$65	$92	$157	$157		$208		$266
Year over year change %- written premium			6%	(4)%	(8)%	(18)%	(13)%	(2)%	—%	(7)%		(10)%		(10)%
Earned premiums			$68	$67	$64	$64	$68	$75	$135	$143		$207		$271
Current accident year before catastrophe losses			87.6%	76.6%	82.3%	81.7%	81.8%	81.1%	82.2%	81.4%		81.5%		81.7%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(39.2)	(37.9)	(10.4)	(9.6)	(27.8)	(9.8)	(38.6)	(18.3)		(15.7)		(14.4)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			48.4%	38.7%	71.9%	72.1%	54.0%	71.3%	43.6%	63.1%		65.8%		67.3%
Other commercial:
Written premiums			$79	$78	$70	$71	$70	$70	$157	$140		$211		$281
Year over year change %- written premium			13%	11%	6%	1%	8%	9%	12%	9%		6%		6%
Earned premiums			$74	$70	$70	$70	$70	$65	$144	$135		$205		$275
Current accident year before catastrophe losses			38.0%	38.2%	38.5%	36.0%	35.5%	39.1%	38.1%	37.3%		36.9%		37.3%
Current accident year catastrophe losses			0.1	—	—	0.3	0.1	0.1	—	0.1		0.2		0.1
Prior accident years before catastrophe losses			(11.2)	(7.7)	(2.8)	(0.7)	(1.7)	1.7	(9.5)	(0.1)		(0.3)		(0.9)
Prior accident years catastrophe losses			—	—	0.1	(0.1)	—	0.2	—	0.1		—		—
Total loss and loss expense ratio			26.9%	30.5%	35.8%	35.5%	33.9%	41.1%	28.6%	37.4%		36.8%		36.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Personal auto:
Written premiums			$166	$136	$139	$166	$169	$137	$302	$306		$472		$611
Year over year change %- written premium			(2)%	(1)%	(1)%	—%	(2)%	(2)%	(1)%	(2)%		(1)%		(2)%
Earned premiums			$152	$152	$153	$154	$154	$154	$305	$308		$462		$615
Current accident year before catastrophe losses			64.5%	66.1%	46.6%	48.5%	64.7%	69.4%	65.3%	67.0%		60.9%		57.3%
Current accident year catastrophe losses			1.7	2.6	—	2.6	1.5	2.1	2.2	1.8		2.0		1.6
Prior accident years before catastrophe losses			(5.5)	(9.3)	2.6	0.5	(4.2)	(8.1)	(7.5)	(6.1)		(3.9)		(2.3)
Prior accident years catastrophe losses			(0.2)	(0.5)	—	—	(0.2)	(0.4)	(0.3)	(0.3)		(0.2)		(0.2)
Total loss and loss expense ratio			60.5%	58.9%	49.2%	51.6%	61.8%	63.0%	59.7%	62.4%		58.8%		56.4%
Homeowner:
Written premiums			$211	$156	$167	$189	$197	$140	$367	$337		$526		$693
Year over year change %- written premium			7%	11%	10%	9%	12%	8%	9%	10%		10%		10%
Earned premiums			$178	$174	$171	$165	$163	$159	$352	$322		$487		$658
Current accident year before catastrophe losses			50.2%	51.6%	45.2%	48.2%	45.0%	53.5%	50.9%	49.2%		48.9%		47.9%
Current accident year catastrophe losses			20.7	41.1	7.5	46.1	51.7	23.8	30.8	37.9		40.7		32.1
Prior accident years before catastrophe losses			0.9	(0.5)	3.2	1.7	4.5	(8.7)	0.2	(2.0)		(0.8)		0.3
Prior accident years catastrophe losses			(0.5)	(0.7)	0.2	(1.6)	(0.1)	(2.3)	(0.6)	(1.2)		(1.3)		(1.0)
Total loss and loss expense ratio			71.3%	91.5%	56.1%	94.4%	101.1%	66.3%	81.3%	83.9%		87.5%		79.3%
Other personal:
Written premiums			$62	$46	$48	$52	$57	$42	$108	$99		$151		$199
Year over year change %- written premium			9%	10%	12%	6%	8%	8%	9%	8%		7%		8%
Earned premiums			$52	$50	$49	$48	$47	$46	$101	$93		$141		$190
Current accident year before catastrophe losses			45.9%	50.0%	49.1%	49.6%	48.5%	50.5%	48.0%	49.5%		49.5%		49.4%
Current accident year catastrophe losses			3.9	3.6	(0.3)	10.6	11.8	4.6	3.7	8.2		9.0		6.6
Prior accident years before catastrophe losses			(8.6)	(3.8)	0.3	(0.7)	(1.4)	6.3	(6.2)	2.4		1.4		1.1
Prior accident years catastrophe losses			0.4	(1.5)	(0.4)	(0.2)	(0.7)	(0.6)	(0.6)	(0.6)		(0.5)		(0.4)
Total loss and loss expense ratio			41.6%	48.3%	48.7%	59.3%	58.2%	60.8%	44.9%	59.5%		59.4%		56.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Excess & Surplus:
Written premiums			$115	$99	$92	$80	$91	$85	$214	$176		$256		$348
Year over year change %- written premium			26%	16%	15%	8%	17%	20%	22%	18%		15%		15%
Earned premiums			$95	$89	$87	$82	$78	$78	$184	$156		$238		$325
Current accident year before catastrophe losses			62.0%	61.0%	57.6%	58.5%	59.0%	55.7%	61.5%	57.4%		57.8%		57.7%
Current accident year catastrophe losses			0.4	1.3	0.4	1.0	3.6	0.5	0.8	2.0		1.7		1.3
Prior accident years before catastrophe losses			(1.5)	4.7	(1.5)	(1.5)	11.2	0.7	1.5	5.9		3.4		2.1
Prior accident years catastrophe losses			0.1	(0.3)	0.1	0.2	(0.2)	0.5	(0.1)	0.2		0.1		0.2
Total loss and loss expense ratio			61.0%	66.7%	56.6%	58.2%	73.6%	57.4%	63.7%	65.5%		63.0%		61.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2021
Commercial casualty	$202	$86	$288	$32	$(6)	$41	$67	$234	$(6)	$127	$355
Commercial property	283	32	315	(16)	23	(6)	1	267	23	26	316
Commercial auto	178	36	214	6	13	(18)	1	184	13	18	215
Workers' compensation	67	15	82	18	(29)	(3)	(14)	85	(29)	12	68
Other commercial	28	5	33	9	(1)	2	10	37	(1)	7	43
Total commercial lines	758	174	932	49	—	16	65	807	—	190	997

Personal auto	141	33	174	4	8	(5)	7	145	8	28	181
Homeowners	168	24	192	15	58	5	78	183	58	29	270
Other personal	33	3	36	5	4	—	9	38	4	3	45
Total personal lines	342	60	402	24	70	—	94	366	70	60	496

Excess & surplus lines	42	19	61	18	24	17	59	60	24	36	120
Other	103	5	108	(1)	60	1	60	102	60	6	168
Total property casualty	$1,245	$258	$1,503	$90	$154	$34	$278	$1,335	$154	$292	$1,781

Ceded loss and loss expense incurred for the six months ended June 30, 2021
Commercial casualty	$(3)	$—	$(3)	$4	$—	$(1)	$3	$1	$—	$(1)	$—
Commercial property	35	—	35	(27)	(4)	—	(31)	8	(4)	—	4
Commercial auto	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Workers' compensation	5	—	5	5	—	—	5	10	—	—	10
Other commercial	1	—	1	—	—	—	—	1	—	—	1
Total commercial lines	38	—	38	(19)	(4)	(1)	(24)	19	(4)	(1)	14

Personal auto	1	—	1	(2)	—	—	(2)	(1)	—	—	(1)
Homeowners	(19)	—	(19)	4	(2)	—	2	(15)	(2)	—	(17)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	(18)	—	(18)	2	(2)	—	—	(16)	(2)	—	(18)

Excess & surplus lines	2	—	2	(1)	2	—	1	1	2	—	3
Other	9	—	9	—	20	—	20	9	20	—	29
Total property casualty	$31	$—	$31	$(18)	$16	$(1)	$(3)	$13	$16	$(1)	$28

Net loss and loss expense incurred for the six months ended June 30, 2021
Commercial casualty	$205	$86	$291	$28	$(6)	$42	$64	$233	$(6)	$128	$355
Commercial property	248	32	280	11	27	(6)	32	259	27	26	312
Commercial auto	178	36	214	7	13	(18)	2	185	13	18	216
Workers' compensation	62	15	77	13	(29)	(3)	(19)	75	(29)	12	58
Other commercial	27	5	32	9	(1)	2	10	36	(1)	7	42
Total commercial lines	720	174	894	68	4	17	89	788	4	191	983

Personal auto	140	33	173	6	8	(5)	9	146	8	28	182
Homeowners	187	24	211	11	60	5	76	198	60	29	287
Other personal	33	3	36	5	4	—	9	38	4	3	45
Total personal lines	360	60	420	22	72	—	94	382	72	60	514

Excess & surplus lines	40	19	59	19	22	17	58	59	22	36	117
Other	94	5	99	(1)	40	1	40	93	40	6	139
Total property casualty	$1,214	$258	$1,472	$108	$138	$35	$281	$1,322	$138	$293	$1,753

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2021
Commercial casualty	$108	$38	$146	$24	$(21)	$6	$9	$132	$(21)	$44	$155
Commercial property	143	14	157	12	(16)	(2)	(6)	155	(16)	12	151
Commercial auto	96	16	112	(3)	5	1	3	93	5	17	115
Workers' compensation	34	7	41	6	(3)	(4)	(1)	40	(3)	3	40
Other commercial	14	3	17	8	(5)	1	4	22	(5)	4	21
Total commercial lines	395	78	473	47	(40)	2	9	442	(40)	80	482

Personal auto	75	16	91	7	(6)	—	1	82	(6)	16	92
Homeowners	83	11	94	5	7	5	17	88	7	16	111
Other personal	20	2	22	4	(5)	—	(1)	24	(5)	2	21
Total personal lines	178	29	207	16	(4)	5	17	194	(4)	34	224

Excess & surplus lines	21	8	29	22	2	7	31	43	2	15	60
Other	48	3	51	1	16	1	18	49	16	4	69
Total property casualty	$642	$118	$760	$86	$(26)	$15	$75	$728	$(26)	$133	$835

Ceded loss and loss expense incurred for the three months ended June 30, 2021
Commercial casualty	$(3)	$—	$(3)	$(8)	$—	$—	$(8)	$(11)	$—	$—	$(11)
Commercial property	4	—	4	2	(1)	—	1	6	(1)	—	5
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	4	—	—	4	7	—	—	7
Other commercial	—	—	—	1	—	—	1	1	—	—	1
Total commercial lines	4	—	4	(1)	(1)	—	(2)	3	(1)	—	2

Personal auto	—	—	—	—	—	—	—	—	—	—	—
Homeowners	(20)	—	(20)	5	(1)	—	4	(15)	(1)	—	(16)
Other personal	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Total personal lines	(20)	—	(20)	4	(1)	—	3	(16)	(1)	—	(17)

Excess & surplus lines	2	—	2	(1)	1	—	—	1	1	—	2
Other	7	—	7	—	11	—	11	7	11	—	18
Total property casualty	$(7)	$—	$(7)	$2	$10	$—	$12	$(5)	$10	$—	$5

Net loss and loss expense incurred for the three months ended June 30, 2021
Commercial casualty	$111	$38	$149	$32	$(21)	$6	$17	$143	$(21)	$44	$166
Commercial property	139	14	153	10	(15)	(2)	(7)	149	(15)	12	146
Commercial auto	96	16	112	(3)	5	1	3	93	5	17	115
Workers' compensation	31	7	38	2	(3)	(4)	(5)	33	(3)	3	33
Other commercial	14	3	17	7	(5)	1	3	21	(5)	4	20
Total commercial lines	391	78	469	48	(39)	2	11	439	(39)	80	480

Personal auto	75	16	91	7	(6)	—	1	82	(6)	16	92
Homeowners	103	11	114	—	8	5	13	103	8	16	127
Other personal	20	2	22	5	(5)	—	—	25	(5)	2	22
Total personal lines	198	29	227	12	(3)	5	14	210	(3)	34	241

Excess & surplus lines	19	8	27	23	1	7	31	42	1	15	58
Other	41	3	44	1	5	1	7	42	5	4	51
Total property casualty	$649	$118	$767	$84	$(36)	$15	$63	$733	$(36)	$133	$830

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums			$1,333	$1,276	$1,145	$1,153	$1,244	$1,198	$2,609	$2,442		$3,595		$4,740
Agency new business written premiums			235	220	185	189	210	215	455	425		614		799
Other written premiums			146	197	64	51	105	105	343	210		261		325
Net written premiums			$1,714	$1,693	$1,394	$1,393	$1,559	$1,518	$3,407	$3,077		$4,470		$5,864
Unearned premium change			(200)	(218)	55	57	(156)	(129)	(418)	(285)		(228)		(173)
Earned premiums			$1,514	$1,475	$1,449	$1,450	$1,403	$1,389	$2,989	$2,792		$4,242		$5,691
Year over year change %
Agency renewal written premiums			7%	7%	6%	3%	5%	6%	7%	5%		5%		5%
Agency new business written premiums			12	2	(4)	(2)	(1)	19	7	8		5		3
Other written premiums			39	88	106	28	35	50	63	42		39		48
Net written premiums			10	12	7	3	6	10	11	8		6		6
Paid losses and loss expenses
Losses paid			$649	$564	$690	$628	$624	$663	$1,214	$1,289		$1,917		$2,607
Loss expenses paid			118	141	146	151	127	154	258	279		430		576
Loss and loss expenses paid			$767	$705	$836	$779	$751	$817	$1,472	$1,568		$2,347		$3,183
Incurred losses and loss expenses
Loss and loss expense incurred			$830	$923	$829	$1,071	$1,007	$930	$1,753	$1,937		$3,008		$3,837
Loss and loss expenses paid as a % of incurred			92.4%	76.4%	100.8%	72.7%	74.6%	87.7%	84.0%	80.9%		78.0%		83.0%
Statutory combined ratio
Loss ratio			47.0%	52.0%	44.5%	59.8%	60.4%	56.1%	49.4%	58.2%		58.8%		55.1%
Loss adjustment expense ratio			8.9	11.0	12.9	11.3	11.6	11.3	10.0	11.5		11.4		11.8
Net underwriting expense ratio			29.2	26.7	31.2	30.2	28.8	29.2	28.0	29.0		29.3		29.8
US Statutory combined ratio			85.1%	89.7%	88.6%	101.3%	100.8%	96.6%	87.4%	98.7%		99.5%		96.7%
Contribution from catastrophe losses			4.6	10.1	3.6	16.0	15.8	9.3	7.3	12.6		13.7		11.2
Statutory combined ratio excl. catastrophe losses			80.5%	79.6%	85.0%	85.3%	85.0%	87.3%	80.1%	86.1%		85.8%		85.5%
GAAP combined ratio
GAAP combined ratio			85.5%	91.2%	87.3%	103.6%	103.1%	98.5%	88.3%	100.8%		101.8%		98.1%
Contribution from catastrophe losses			3.9	10.4	4.7	18.3	16.5	9.1	7.1	12.8		14.7		12.1
GAAP combined ratio excl. catastrophe losses			81.6%	80.8%	82.6%	85.3%	86.6%	89.4%	81.2%	88.0%		87.1%		86.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Second-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums			$852	$898	$759	$727	$794	$842	$1,750	$1,636		$2,363		$3,122
Agency new business written premiums			146	145	113	114	134	154	291	288		402		515
Other written premiums			(21)	(24)	(32)	(27)	(20)	(24)	(45)	(44)		(71)		(103)
Net written premiums			$977	$1,019	$840	$814	$908	$972	$1,996	$1,880		$2,694		$3,534
Unearned premium change			(66)	(133)	38	51	(38)	(109)	(199)	(147)		(96)		(58)
Earned premiums			$911	$886	$878	$865	$870	$863	$1,797	$1,733		$2,598		$3,476
Year over year change %
Agency renewal written premiums			7%	7%	6%	2%	4%	5%	7%	4%		4%		4%
Agency new business written premiums			9	(6)	(12)	(8)	(2)	28	1	12		6		1
Other written premiums			(5)	—	(10)	(29)	20	(4)	(2)	8		(3)		(5)
Net written premiums			8	5	3	—	3	8	6	6		4		4
Paid losses and loss expenses
Losses paid			$391	$330	$408	$378	$367	$426	$720	$795		$1,173		$1,581
Loss expenses paid			78	96	98	103	86	103	174	189		291		388
Loss and loss expenses paid			$469	$426	$506	$481	$453	$529	$894	$984		$1,464		$1,969
Incurred losses and loss expenses
Loss and loss expense incurred			$480	$503	$512	$620	$596	$608	$983	$1,204		$1,824		$2,336
Loss and loss expenses paid as a % of incurred			97.7%	84.7%	98.8%	77.6%	76.0%	87.0%	90.9%	81.7%		80.3%		84.3%
Statutory combined ratio
Loss ratio			43.9%	44.3%	43.6%	59.1%	56.7%	57.5%	44.1%	57.0%		57.8%		54.2%
Loss adjustment expense ratio			8.8	12.4	14.8	12.5	11.8	12.9	10.6	12.4		12.4		13.0
Net underwriting expense ratio			29.9	26.2	32.0	32.0	28.6	28.9	28.0	28.8		29.7		30.3
Statutory combined ratio			82.6%	82.9%	90.4%	103.6%	97.1%	99.3%	82.7%	98.2%		99.9%		97.5%
Contribution from catastrophe losses			3.2	4.2	3.1	14.8	14.0	9.8	3.7	11.9		12.9		10.4
Statutory combined ratio excl. catastrophe losses			79.4%	78.7%	87.3%	88.8%	83.1%	89.5%	79.0%	86.3%		87.0%		87.1%
GAAP combined ratio
GAAP combined ratio			84.2%	85.4%	89.2%	102.4%	99.1%	102.5%	84.8%	100.8%		101.3%		98.3%
Contribution from catastrophe losses			3.2	4.2	3.1	14.8	14.0	9.8	3.7	11.9		12.9		10.4
GAAP combined ratio excl. catastrophe losses			81.0%	81.2%	86.1%	87.6%	85.1%	92.7%	81.1%	88.9%		88.4%		87.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums			$397	$302	$317	$366	$387	$294	$699	$681		$1,047		$1,364
Agency new business written premiums			53	46	45	51	44	34	99	78		129		174
Other written premiums			(11)	(10)	(8)	(10)	(8)	(9)	(21)	(17)		(27)		(35)
Net written premiums			$439	$338	$354	$407	$423	$319	$777	$742		$1,149		$1,503
Unearned premium change			(57)	38	19	(40)	(59)	40	(19)	(19)		(59)		(40)
Earned premiums			$382	$376	$373	$367	$364	$359	$758	$723		$1,090		$1,463
Year over year change %
Agency renewal written premiums			3%	3%	3%	3%	6%	4%	3%	5%		4%		4%
Agency new business written premiums			20	35	25	28	(6)	(3)	27	(5)		6		10
Other written premiums			(38)	(11)	11	(25)	20	(13)	(24)	6		(4)		—
Net written premiums			4	6	5	5	5	3	5	4		5		5
Paid losses and loss expenses
Losses paid			$198	$162	$200	$200	$203	$173	$360	$376		$577		$778
Loss expenses paid			29	32	36	38	30	40	60	69		106		143
Loss and loss expenses paid			$227	$194	$236	$238	$233	$213	$420	$445		$683		$921
Incurred losses and loss expenses
Loss and loss expense incurred			$241	$273	$195	$265	$286	$231	$514	$517		$782		$977
Loss and loss expenses paid as a % of incurred			94.2%	71.1%	121.0%	89.8%	81.5%	92.2%	81.7%	86.1%		87.3%		94.3%
Statutory combined ratio
Loss ratio			54.1%	65.9%	42.8%	63.1%	67.5%	57.2%	60.0%	62.4%		62.6%		57.6%
Loss adjustment expense ratio			8.9	6.7	9.5	8.9	11.4	6.9	7.8	9.1		9.1		9.2
Net underwriting expense ratio			27.2	30.7	30.6	26.9	29.4	32.1	28.7	30.6		29.3		29.6
Statutory combined ratio			90.2%	103.3%	82.9%	98.9%	108.3%	96.2%	96.5%	102.1%		101.0%		96.4%
Contribution from catastrophe losses			10.6	19.8	3.4	22.5	25.1	10.7	15.2	17.9		19.5		15.4
Statutory combined ratio excl. catastrophe losses			79.6%	83.5%	79.5%	76.4%	83.2%	85.5%	81.3%	84.2%		81.5%		81.0%
GAAP combined ratio
GAAP combined ratio			92.7%	101.1%	81.3%	100.7%	112.3%	94.3%	96.8%	103.4%		102.5%		97.1%
Contribution from catastrophe losses			10.6	19.8	3.4	22.5	25.1	10.7	15.2	17.9		19.5		15.4
GAAP combined ratio excl. catastrophe losses			82.1%	81.3%	77.9%	78.2%	87.2%	83.6%	81.6%	85.5%		83.0%		81.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums			$84	$76	$69	$60	$63	$62	$160	$125		$185		$254
Agency new business written premiums			36	29	27	24	32	27	65	59		83		110
Other written premiums			(5)	(6)	(4)	(4)	(4)	(4)	(11)	(8)		(12)		(16)
Net written premiums			$115	$99	$92	$80	$91	$85	$214	$176		$256		$348
Unearned premium change			(20)	(10)	(5)	2	(13)	(7)	(30)	(20)		(18)		(23)
Earned premiums			$95	$89	$87	$82	$78	$78	$184	$156		$238		$325
Year over year change %
Agency renewal written premiums			33%	23%	23%	20%	17%	27%	28%	21%		21%		22%
Agency new business written premiums			13	7	(4)	(14)	14	4	10	9		1		—
Other written premiums			(25)	(50)	—	—	—	—	(38)	—		—		—
Net written premiums			26	16	15	8	17	20	22	18		15		15
Paid losses and loss expenses
Losses paid			$19	$21	$22	$14	$14	$23	$40	$37		$51		$73
Loss expenses paid			8	11	10	10	9	9	19	19		29		39
Loss and loss expenses paid			$27	$32	$32	$24	$23	$32	$59	$56		$80		$112
Incurred losses and loss expenses
Loss and loss expense incurred			$58	$59	$49	$48	$57	$45	$117	$102		$150		$199
Loss and loss expenses paid as a % of incurred			46.6%	54.2%	65.3%	50.0%	40.4%	71.1%	50.4%	54.9%		53.3%		56.3%
Statutory combined ratio
Loss ratio			45.0%	43.1%	39.6%	39.8%	56.4%	35.4%	44.1%	45.9%		43.8%		42.7%
Loss adjustment expense ratio			16.0	23.6	17.0	18.5	17.2	22.0	19.6	19.5		19.2		18.6
Net underwriting expense ratio			31.1	26.4	28.3	29.6	26.6	28.8	29.0	27.7		28.3		28.3
Statutory combined ratio			92.1%	93.1%	84.9%	87.9%	100.2%	86.2%	92.7%	93.1%		91.3%		89.6%
Contribution from catastrophe losses			0.5	1.0	0.5	1.2	3.4	1.0	0.7	2.2		1.8		1.5
Statutory combined ratio excl. catastrophe losses			91.6%	92.1%	84.4%	86.7%	96.8%	85.2%	92.0%	90.9%		89.5%		88.1%
GAAP combined ratio
GAAP combined ratio			89.5%	92.0%	83.2%	86.7%	102.0%	89.1%	90.7%	95.5%		92.5%		90.0%
Contribution from catastrophe losses			0.5	1.0	0.5	1.2	3.4	1.0	0.7	2.2		1.8		1.5
GAAP combined ratio excl. catastrophe losses			89.0%	91.0%	82.7%	85.5%	98.6%	88.1%	90.0%	93.3%		90.7%		88.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2021 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2021	2020	Change	% Change	2021	2020	Change	% Change
Underwriting income
Net premiums written	$1,667	$1,506	$161	11	$3,319	$2,987	$332	11
Unearned premium change	185	137	48	35	394	256	138	54
Earned premiums	$1,482	$1,369	$113	8	$2,925	$2,731	$194	7

Losses incurred	$697	$826	$(129)	(16)	$1,447	$1,590	$(143)	(9)
Defense and cost containment expenses incurred	54	83	(29)	(35)	134	164	(30)	(18)
Adjusting and other expenses incurred	77	76	1	1	156	150	6	4
Other underwriting expenses incurred	484	430	54	13	923	860	63	7
Workers compensation dividend incurred	2	2	—	—	4	5	(1)	(20)
Total underwriting deductions	$1,314	$1,417	$(103)	(7)	$2,664	$2,769	$(105)	(4)

Net underwriting profit (loss)	$168	$(48)	$216	nm	$261	$(38)	$299	nm

Investment income
Gross investment income earned	$116	$106	$10	9	$225	$211	$14	7
Net investment income earned	113	105	8	8	220	208	12	6
Net realized capital gains and losses, net	10	8	2	25	7	(38)	45	nm
Net investment gains (net of tax)	$123	$113	$10	9	$227	$170	$57	34

Other income	$1	$1	$—	—	$3	$3	$—	—

Net income before federal income taxes	$292	$65	$227	349	$491	$134	$357	266
Federal and foreign income taxes incurred	61	12	49	408	91	17	74	435
Net income (statutory)	$231	$53	$178	336	$400	$117	$283	242

Policyholders' surplus - statutory	$6,464	$5,155	$1,309	25	$6,464	$5,155	$1,309	25

Fixed maturities at amortized cost - statutory	$7,881	$7,418	$463	6	$7,881	$7,418	$463	6
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2021 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2021	2020	Change	% Change	2021	2020	Change	% Change
Net premiums written	$85	$85	$—	—	$172	$162	$10	6
Net investment income	45	40	5	13	88	83	5	6
Amortization of interest maintenance reserve	1	—	1	nm	1	—	1	nm
Commissions and expense allowances on reinsurance ceded	1	1	—	—	2	2	—	—
Income from fees associated with separate accounts	1	1	—	—	1	1	—	—
Total revenues	$133	$127	$6	5	$264	$248	$16	6

Death benefits and matured endowments	$36	$37	$(1)	(3)	$85	$68	$17	25
Annuity benefits	17	13	4	31	31	35	(4)	(11)
Disability benefits and benefits under accident and health contracts	—	—	—	—	1	1	—	—
Surrender benefits and group conversions	5	5	—	—	13	11	2	18
Interest and adjustments on deposit-type contract funds	2	2	—	—	3	4	(1)	(25)
Increase in aggregate reserves for life and accident and health contracts	32	37	(5)	(14)	55	58	(3)	(5)
Total benefit expenses	$92	$94	$(2)	(2)	$188	$177	$11	6

Commissions	$12	$12	$—	—	$24	$25	$(1)	(4)
General insurance expenses and taxes	14	12	2	17	26	25	1	4
Increase in loading on deferred and uncollected premiums	1	(3)	4	nm	4	5	(1)	(20)
Net transfers from separate accounts	(3)	(4)	1	25	(3)	(4)	1	25
Total underwriting expenses	$24	$17	$7	41	$51	$51	$—	—

Federal and foreign income taxes incurred	5	5	—	—	7	6	1	17

Net gain from operations before capital gains and losses	$12	$11	$1	9	$18	$14	$4	29

Gains and losses net of capital gains tax, net	1	2	(1)	50	1	(31)	32	nm

Net income (loss) (statutory)	$13	$13	$—	—	$19	$(17)	$36	nm

Policyholders' surplus - statutory	$253	$208	45	22	$253	$208	$45	22

Fixed maturities at amortized cost - statutory	$3,676	$3,456	$220	6	$3,676	$3,456	$220	6
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2021 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Cincinnati Re:
Written premiums			$136	$196	$59	$54	$84	$105	$332	$189		$242		$302
Year over year change %- written premium			62%	87%	64%	52%	15%	25%	76%	20%		26%		32%
Earned premiums			$94	$92	$69	$71	$57	$62	$186	$119		$190		$259
Current accident year before catastrophe losses			48.5%	42.1%	57.2%	56.1%	79.6%	47.6%	45.4%	63.0%		60.4%		59.6%
Current accident year catastrophe losses			(1.7)	35.4	15.4	22.3	—	—	16.7	—		8.4		10.2
Prior accident years before catastrophe losses			6.4	3.0	1.2	5.5	(0.6)	3.1	4.7	1.3		2.8		2.4
Prior accident years catastrophe losses			(0.1)	—	—	(8.6)	(0.1)	6.3	(0.1)	3.2		(1.2)		(0.9)
Total loss and loss expense ratio			53.1%	80.5%	73.8%	75.3%	78.9%	57.0%	66.7%	67.5%		70.4%		71.3%

Cincinnati Global:
Written premiums			$47	$41	$49	$38	$53	$37	$88	$90		$129		$177
Year over year change %- written premium			(11)%	11%	32%	—%	20%	76%	(2)%	38%		25%		26%
Earned premiums			$32	$32	$42	$65	$34	$27	$64	$61		$126		$168
Current accident year before catastrophe losses			54.4%	30.9%	23.7%	62.9%	49.6%	63.7%	42.9%	55.6%		59.4%		50.4%
Current accident year catastrophe losses			27.5	55.8	58.8	68.7	42.4	—	41.3	24.1		46.9		49.9
Prior accident years before catastrophe losses			(23.4)	(12.0)	(11.9)	(0.1)	(27.9)	(19.5)	(17.8)	(24.2)		(11.8)		(11.9)
Prior accident years catastrophe losses			(54.0)	(31.0)	(19.5)	(0.1)	1.0	(3.2)	(42.7)	(0.8)		(0.4)		(5.2)
Total loss and loss expense ratio			4.5%	43.7%	51.1%	131.4%	65.1%	41.0%	23.7%	54.7%		94.1%		83.2%

Noninsurance operations:
Interest and fees on loans and leases			$2	$1	$2	$1	$2	$1	$3	$3		$4		$6
Other revenue			1	1	—	2	1	1	2	2		4		4
Interest expense			13	13	14	13	14	13	26	27		40		54
Operating expenses			5	4	5	5	5	5	9	10		15		20
Total noninsurance operations loss			$(15)	$(15)	$(17)	$(15)	$(16)	$(16)	$(30)	$(32)		$(47)		$(64)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Second-Quarter 2021 Supplemental Financial Data